Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Tyler Technologies, Inc. (the “Corporation”) on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian K. Miller, Senior Vice President and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: February 28, 2006	By:	/s/Brian K. Miller
Brian K. Miller
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Tyler Technologies, Inc. and will be retained by Tyler Technologies, Inc. and furnished to the Securities and Exchange Commission upon request.